ARMOUR RESIDENTIAL REIT

ARMOUR RESIDENTIAL REIT, Inc.
Company Update
March 10, 2011

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures

Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. ("ARMOUR" or the "Company"), and any other statements regarding ARMOUR's future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR's business, and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate.

Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainly. Estimated yields do not reflect any of the costs of operation of ARMOUR.

THE NUMBERS PRESENTED HEREIN ARE UNAUDITED.

ARMOUR RESIDENTIAL REIT

ARMOUR REIT Capitalization as of March 8, 2011

- 32,254,054 shares of common stock outstanding (NYSE/Amex: "ARR").
- Market Cap
  - $240.62 million.
- Book Value
  - Historic Book Value estimate: $7.12 per share or $229.65 million.
  - Current Book Value estimate: $6.87 per share or $221.59 million
- Warrants
  - There are 32,500,000 warrants outstanding (NYSE/Amex: "ARR/WS").
  - The conversion price is $11.00.
  - The expiration date is November 7, 2013.

Note: Historic book value is equal to "additional paid-in-capital." Current book value estimate is based on the current value of assets, hedges and liabilities.

ARMOUR RESIDENTIAL REIT

ARMOUR REIT Portfolio and Balance Sheet Highlights

- Agency mortgage portfolio valued at $2.22 billion[1].
  - 503 separate CUSIPs.
  - Weighted average market value per CUSIP: $4.4 million. Median market value per CUSIP: $2.0 million.
- Gross asset duration estimate of 3.26.
- Net balance sheet duration estimate of 1.21 (excluding univested cash).
- Net REPO borrowings of $2.09 billion.
  - 8.96x debt to additional paid-in-capital ratio (historic book value).
- Swaps and Eurodollar futures to replicate swaps total $946.0 million.
  - 45.0% of non-true ARMs hedged.
- Liquidity total $106.5 million as of March 7, 2011:
  - Liquidity: 46.3% of additional paid-in-capital.
  - True cash on hand of $35.7 million (15.5% of additional paid-in-capital).
  - Unlevered securities of $29.6 million (12.9% of additional paid-in-capital).
  - Short-term Agency principal and interest receivables (17.9% of additional paid-in-capital):
    - 3/15/11: $5.0 million; 3/21/11: $12.6 million; 3/25/11: $20.2 million; 4/15/11: $3.4 million

Note: Portfolio and liability information as of 3/7/2011. Portfolio information does not include $48.6M of forward settles.
(1) Based on independent third party pricing as of 3/7/2011.

ARMOUR RESIDENTIAL REIT

ARMOUR REIT Dividends

- ARMOUR pays dividends monthly.
- ARMOUR declares dividends based on estimates of future taxable REIT income.
- Q2 2011 Monthly Dividends
  - ARMOUR will pay second quarter 2011 monthly dividends of $0.12 per month.
  - The shareholder record date is the 15th of each month, payable on the second to last business day of the month.
  - The 2011 dividend will be reviewed and set each quarter.

ARMOUR 2010 Dividends

	Record Date	Pay Date	Cash Dividend	Annualized Return on Equity
Q1 2010	3/15/2010	4/29/2010	$0.40	17.1%
Q2 2010	6/3/2010	7/29/2010	$0.40	17.2%
Q3 2010	9/23/2010	10/29/2010	$0.36	19.6%
Q4 2010	12/20/2010	12/27/2010	$0.36	19.7%

Note: Return on Equity data is determined using the stated book value as of the end of the previous quarter.

2011 Dividend Record Date and Payment Schedule

	Record Date	Payment Date		Record Date	Payment Date
January	15th	28th	July	15th	28th
February	15th	25th	August	15th	30th
March	15th	30th	September	15th	29th
April	15th	28th	October	15th	28th
May	15th	27th	November	15th	29th
June	15th	29th	December	15th	29th

ARMOUR RESIDENTIAL REIT

ARMOUR REIT

Investment Strategy Review
Investment Methodology Review
Portfolio Composition
Portfolio & Liability Valuation and Duration Detail
Portfolio Constant Prepayment Rates (CPR)
REPO Composition

ARMOUR Residential REIT, Inc. – Targets, Strategy, and Governance Review

Balance Sheet Targets

- By charter, ARMOUR only invests in Agency assets.
- Net balance sheet weighted average duration target of 1.5 or less.
- Hedge asset and funding rate risk on approximately 40% of non-ARM assets.
- Hold up to 40% of unlevered equity in cash between prepayment periods.
- Debt to equity target of 9.0x (historic book value or additional paid-in-capital).

Portfolio Strategy

- Invest in low duration Agency mortgage securities.
- Diversify broadly to limit idiosyncratic pool risk.
- Close focus on prepayment profile – credit, structure, and other characteristics to select better performing assets.
- Smaller pools ("odd lots") for better returns and diversification.

Transparency and Governance

- Portfolio and liability details are updated monthly at **www.armourreit.com.**
- Premium amortization is expensed monthly as it occurs.
- Hedge positions are marked-to-market daily.
- Non-Executive Board Chairman.

ARMOUR RESIDENTIAL REIT

ARMOUR Investment Methodology

Management has a very focused and disciplined approach to evaluating assets for inclusion in the ARMOUR portfolio.

- **Agency Only Securities**
  - By Charter the fund can only invest in Agency Securities.
- **Low Duration Assets**
  - Target a portfolio of low duration assets to reduce gross interest rate exposure.
- **Highly Liquid Assets**
  - Purchase those Agency mortgage assets that are highly liquid (easily traded and priced).
  - ARMOUR purchases "pass-through" securities and does not own any collateralized mortgage obligations ("CMO's").
- **Diversified Sources**
  - Source assets through a mix of direct purchases from:
    - Originators
    - Dealer inventories
    - Bid lists

- **Loan analysis**
  - Original loan balance size.
  - Year of origination.
  - Originating company.
  - Loan seasoning.
  - Principal amortization schedule.
  - Original loan-to-value ratio.
  - Geography.
- **Pool analysis**
  - Prepayment History.
  - Premium over par.
  - "Hedgability."
  - Liquidity.
  - Avoid third party originators (TPO's).

ARMOUR RESIDENTIAL REIT

ARMOUR REIT Agency Asset Class Composition


ARMs
5.2%
15 Year & Seasoned Pass-Throughs
29.5%
Low Loan Balance 15 Year Pass-Throughs
4.6%
10 Year Pass-Throughs
2.1%
Hybrids
58.6%

Agency Asset Class	Current Value
ARMs (0-18 Months to Reset) (1)	$ 114,739,723
Hybrids (19 Months and Longer to Reset) (2)	$ 1,298,672,886
10 Year Pass-Throughs (3)	$ 46,782,117
Low Loan Balance 15 Year Pass-Throughs (4)	$ 102,841,845
15 Year & Seasoned Pass-Throughs (5)	$ 654,778,482
Total	$ 2,217,815,052

(1) The weighted average months to reset is 6.
(2) The weighted average months to reset is 59.
(3) Longest final maturity is February 2021.
(4) Maximum original loan balance of $85,000.
(5) Longest final maturity is April 2027.

Information As of 3/7/2011.

ARMOUR REIT ARM and Hybrid Security Composition



85-120 MTR
3.0%
0-18 MTR
8.1%
19-36 MTR
10.4%
61-84 MTR
32.0%
37-48 MTR
21.4%
49-60 MTR
25.0%

Months to Reset	Current Value	Weighted Average Months to Reset
0-18	$ 114,739,723	6
19-36	$ 147,686,432	31
37-48	$ 302,534,577	45
49-60	$ 353,036,690	53
61-84	$ 452,500,636	76
85-120	$ 42,914,551	112
Total	$1,413,412,609	55

Note: Information as of 3/7/2011. Percentages are based on the total market value of both ARMs and hybrids.

ARMOUR RESIDENTIAL REIT

ARMOUR REIT Agency Type Composition

ARM & Hybrid Composition


Ginnie Mae
27.3%
Freddie Mac
10.1%
Fannie Mae
62.6%

Fixed Composition


Freddie Mac
18.9%
Ginnie Mae
0.1%
Fannie Mae
81.0%

Agency Type	Current Value	Percentage of Total Portfolio
Fannie Mae	$ 1,536,619,284	69.3%
Freddie Mac	$ 295,157,166	13.3%
Ginnie Mae	$ 386,038,602	17.4%
Total	**$ 2,217,815,052**	**100.0%**

ARMOUR RESIDENTIAL REIT

ARMOUR REIT Portfolio and Liability Valuation and Duration Detail

Agency Asset Class	Weighted Average Purchase Price	Weighted Average Current Market Price	Weighted Average Coupon	Estimated Effective Duration Using Current Values
ARMs	104.6%	104.9%	3.66	1.25
Hybrids	104.0%	103.5%	3.91	2.97
10 Year Pass-Throughs	102.7%	102.5%	3.62	3.74
Low Loan Balance 15 Year Pass-Throughs	105.9%	106.4%	4.70	3.72
15 Year & Seasoned Pass-Throughs	104.0%	103.6%	4.18	4.10
Totals	**104.1%**	**103.7%**	**4.01**	**3.26**

Estimated Balance Sheet Duration	Amount	Duration Effect on Balance Sheet	Weighted Average Hedge Rate	Weighted Average Hedge Duration
Agency Assets	$ 2,217,815,052	3.26	n/a	n/a
Eurodollar Futures	$ 156,000,000	-3.22	1.76	-3.22
Interest Rate Swaps	$ 790,000,000	-3.70	1.62	-3.70
		1.21	**1.65**	**-3.62**

Duration estimates are derived from third-party software. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Market prices for our securities are obtained from independent third party sources.

As rates go down the value of our swaps and Eurodollar futures will typically decline. Inversely, as rates go up, the value of the swaps and Eurodollar futures will typically increase.

Durations are as of 3/7/2011.

ARMOUR RESIDENTIAL REIT

ARMOUR REIT EuroDollar Futures Detail

Eurodollar Futures to Replicate Swaps		Notional Amount	Weighted Average Rate	Duration
2 Year Swap	$	18,000,000	0.87%	1.75
3 Year Swap	$	54,000,000	1.52%	2.70
4 Year Swap	$	64,000,000	2.09%	3.60
5 Year Swap	$	20,000,000	2.16%	4.75
Total or Weighted Average	**$**	**156,000,000**	**1.76%**	**3.22**

Information as of 3/7/2011.

ARMOUR RESIDENTIAL REIT

ARMOUR REIT Interest Rate Swap Detail

Trade Date	Counterparty	Term	Notional	Start	End	Fixed Rate	Floating Leg
11/23/2010	Citi	3 Years	20,000,000	11/26/2010	11/26/2013	0.9100	US0003M
12/13/2010	UBS	3 Years	20,000,000	12/15/2010	12/15/2013	1.2325	US0003M
12/13/2010	UBS	3 Years	5,000,000	12/15/2010	12/15/2013	1.2400	US0003M
12/17/2010	Citi	3 Years	20,000,000	12/21/2010	12/21/2013	1.0100	FEDL01
12/17/2010	Citi	3 Years	10,000,000	12/21/2010	12/21/2013	0.9750	FEDL01
12/20/2010	Citi	3 Years	25,000,000	12/22/2010	12/22/2013	0.9400	FEDL01
12/20/2010	UBS	2 Years	20,000,000	12/22/2010	12/24/2012	0.5288	FEDL01
12/20/2010	Citi	5 Years	15,000,000	12/22/2010	12/22/2015	1.8900	FEDL01
12/21/2010	Citi	5 Years	10,000,000	12/23/2010	12/23/2015	1.8425	FEDL01
12/21/2010	Citi	4 Years	10,000,000	12/23/2010	12/23/2014	1.4400	FEDL01
1/21/2011	Citi	5 Years	25,000,000	1/25/2011	1/25/2016	2.0200	FEDL01
1/21/2011	Citi	5 Years	15,000,000	1/25/2011	1/25/2016	1.9900	FEDL01
1/21/2011	UBS	3 Years	40,000,000	1/25/2011	1/27/2014	1.0175	FEDL01
1/24/2011	UBS	3 Years	30,000,000	1/26/2011	1/27/2014	1.0000	FEDL01
1/24/2011	Citi	5 Years	25,000,000	1/26/2011	1/26/2016	1.9700	FEDL01
1/25/2011	UBS	3 Years	20,000,000	1/27/2011	1/27/2014	0.9825	FEDL01
1/26/2011	UBS	4 Years	10,000,000	1/28/2011	1/28/2015	1.5100	FEDL01
2/1/2011	UBS	4 Years	10,000,000	2/3/2011	2/3/2015	1.4900	FEDL01
2/1/2011	Nomura	4 Years	10,000,000	2/3/2011	2/3/2015	1.4750	FEDL01
2/2/2011	UBS	4 Years	10,000,000	2/4/2011	2/4/2015	1.5600	FEDL01
2/2/2011	UBS	5 Years	10,000,000	2/4/2011	2/4/2016	1.9950	FEDL01
2/3/2011	Citi	5 Years	25,000,000	2/7/2011	2/8/2016	2.1300	FEDL01
2/3/2011	UBS	5 Years	25,000,000	2/7/2011	2/8/2016	2.0875	FEDL01
2/3/2011	Nomura	4 Years	20,000,000	2/7/2011	2/7/2015	1.6300	FEDL01
2/8/2011	Nomura	4 Years	30,000,000	2/10/2011	2/10/2015	1.7900	FEDL01
2/8/2011	Nomura	4 Years	30,000,000	2/10/2011	2/10/2015	1.8125	FEDL01
2/8/2011	Citi	5 Years	25,000,000	2/10/2011	2/10/2016	2.3100	FEDL01
2/8/2011	Citi	5 Years	25,000,000	2/10/2011	2/10/2016	2.3400	FEDL01
2/14/2011	Nomura	4 Years	25,000,000	2/16/2011	2/16/2015	1.8550	FEDL01
2/15/2011	UBS	5 Years	25,000,000	2/17/2011	2/17/2016	2.2930	FEDL01
2/15/2011	Nomura	5 Years	25,000,000	2/17/2011	2/17/2016	2.2700	FEDL01
2/15/2011	Citi	5 Years	25,000,000	2/17/2011	2/17/2016	2.3000	FEDL01
3/3/2011	JP Morgan	3 Years	50,000,000	3/7/2011	3/7/2014	1.2800	FEDL01
3/7/2011	Citi	5 Years	50,000,000	3/9/2011	3/9/2016	2.0850	FEDL01
3/7/2011	JP Morgan	3 Years	50,000,000	3/9/2011	3/9/2014	1.1975	FEDL01
			790,000,000			**1.6240**	

Counterparty	Notional
Citi	325,000,000
UBS	225,000,000
Nomura	140,000,000
JP Morgan	100,000,000
Total	**790,000,000**

Original Term	Notional
2 Years	20,000,000
3 Years	290,000,000
4 Years	155,000,000
5 Years	325,000,000
Total	**790,000,000**

Information as of 3/7/2011.

ARMOUR RESIDENTIAL REIT

ARMOUR REIT Portfolio Constant Prepayment Rates (CPR)



Monthly Portfolio
Constant Prepayment Rate
25
20
15
10
5
0
8.6
12.9
10.0
20.7
18.8
16.0
11.9
12.6
9.5
11.1
11.6
10.9
10.0
16.2
9.0
9.8
December-09
January-10
February-10
March-10
April-10
May-10
June-10
July-10
August-10
September-10
October-10
November-10
December-10
January-11
February-11
March-11



March 2011
Agency Asset Class CPR
14
12
10
8
6
4
2
0
12.0
13.3
3.4
4.5
3.6
9.8
ARMs
Hybrids
10 Year Pass-Throughs
Low Loan Balance 15 Year Pass-Throughs
15 Year & Seasoned Pass-Throughs
Portfolio Average

- ARMOUR expenses premium amortization as it occurs.
- Constant Prepayment Rate (CPR) is the annualized equivalent of single monthly mortality (SMM). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs.
- CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR RESIDENTIAL REIT

ARMOUR REIT Portfolio Constant Prepayment Rates (CPR)



March 2011
Constant Prepayment Rates
25
20
15
10
5
0
ARMs & Hybrids
Fixed Rates
8.9
13.3
23.2
3.8
3.4
0.0
Fannie Mae
Freddie Mac
Ginnie Mae
Fannie Mae
Freddie Mac
Ginnie Mae

- ARMOUR expenses premium amortization as it occurs.
- Constant Prepayment Rate (CPR) is the annualized equivalent of single monthly mortality (SMM). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs.
- CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR RESIDENTIAL REIT

ARMOUR REIT REPO Composition

REPO Counter-Party	Principal Borrowed	Percentage of REPO Positions with ARMOUR	Weighted Average Maturity in Days	Longest Maturity in Days
MF Global Inc.	$ 287,468,650	13.8%	31	121
South Street Securities LLC	$ 250,716,530	12.0%	14	24
Nomura Securities International, Inc.	$ 249,902,000	12.0%	64	85
Guggenheim Securities, LLC	$ 238,999,000	11.4%	52	91
UBS Securities LLC	$ 211,974,000	10.1%	17	28
Cantor Fitzgerald & Co. Inc.	$ 201,013,000	9.6%	14	21
Goldman, Sachs & Co.	$ 191,745,000	9.2%	35	80
RBS Securities Inc.	$ 162,088,000	7.8%	17	21
Mizuho Securities USA Inc.	$ 128,925,000	6.2%	13	16
J.P. Morgan Securities LLC	$ 104,518,000	5.0%	15	21
Jefferies & Company, Inc.	$ 29,980,000	1.4%	4	4
Daiwa Securities America Inc.	$ 22,700,000	1.1%	10	10
PrinceRidge Group LLC	$ 8,715,000	0.4%	3	3
Total or Weighted Average	**$ 2,088,744,180**	**100.0%**	**29**	
Weighted Average Haircut	**5.11%**			
Weighted Average Repo Rate	**0.30%**			
February Paydowns	**$ (30,676,361)**			
Total REPO after Paydowns	**$ 2,058,067,819**			
Debt to Equity Ratio after Paydowns	**8.96**			

Note: ARMOUR has signed MRAs with 19 counter-parties as of 3/8/2011.
Debt to Equity is based on historic book value or additional paid-in-capital.

ARMOUR RESIDENTIAL REIT

ARMOUR RESIDENTIAL REIT

www.armourreit.com

ARMOUR Residential REIT, Inc.
3001 Ocean Drive
Suite 201
Vero Beach, FL 32963
772-617-4340